UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34436	27-0247747
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

591 West Putnam Avenue
Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STWD	New York Stock Exchange

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On April 30, 2019, Starwood Property Trust, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders: (i) elected the seven persons listed below as directors of the Company, each to serve until the Company’s 2020 annual meeting of stockholders and until his or her successor is elected and qualified; (ii) approved, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s definitive proxy statement on Schedule 14A, filed with the United States Securities and Exchange Commission on March 21, 2019; and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2019.  Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders at the Annual Meeting:

Proposal 1 — Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard D. Bronson	121,873,037	55,585,488	72,446,927
Jeffrey G. Dishner	174,085,122	3,373,403	72,446,927
Camille J. Douglas	138,478,735	38,979,790	72,446,927
Solomon J. Kumin	159,636,230	17,822,295	72,446,927
Fred S. Ridley	175,677,626	1,780,899	72,446,927
Barry S. Sternlicht	169,553,699	7,904,826	72,446,927
Strauss Zelnick	90,278,552	87,179,973	72,446,927

Proposal 2 — Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
143,371,548	32,347,624	1,739,353	72,446,927

Proposal 3 — Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Calendar Year Ending December 31, 2019

For	Against	Abstentions	Broker Non-Votes
245,989,051	1,513,047	2,403,354	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2019	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel